                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ______________________


                                   FORM 8-K

                                 CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of report (Date of earliest event reported)   July 11, 2000
                                ______________


                             GLOBAL CROSSING LTD.
           --------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

          Bermuda                      000-24565              98-0189783
  -----------------------------    ------------------      -------------------
  (State or Other Jurisdiction        (Commission            (IRS Employer
      of Incorporation)               File Number)         Identification No.)


              Wessex House, 45 Reid Street, Hamilton HM12 Bermuda
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                  (Zip Code)


      Registrant's telephone number, including area code   (441) 296-8600

                                 ______________


                                NOT APPLICABLE
  ---------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

On July 11, 2000, Global Crossing Ltd. ("Global Crossing"), Global Crossing North America, Inc. and Citizens Communications Company ("Citizens") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") providing for, among other things, the sale of Global Crossing's incumbent local exchange carrier ("ILEC") business, acquired as part of its acquisition of Frontier Corporation last fall, to Citizens for $3.65 billion in cash, subject to adjustments concerning closing date liabilities and working capital balances as described in the Stock Purchase Agreement. A copy of the Stock Purchase Agreement is attached hereto as Exhibit 2 and is incorporated herein by reference.

A copy of the Global Crossing press release, dated July 12, 2000, is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     The following exhibits are filed as part of this Current Report on Form
8-K:


     Exhibit Number                 Exhibit
     --------------                 -------

     2 Stock Purchase Agreement, dated as of July 11, 2000, by and among Global Crossing Ltd., Global Crossing North America,
                                    Inc. and Citizens Communications
                                    Company

     99                             Press Release of Global Crossing,
                                    Ltd. dated July 12, 2000
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GLOBAL CROSSING LTD.


                                 /s/ Dan J. Cohrs
                              By:_________________________________________
                              Name:  Dan J. Cohrs
                              Title: Senior Vice President
                                     and Chief Financial Officer

Dated: July 19, 2000
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                                 Exhibit Index

 Exhibit
 -------
 Number                           Description
 ------                           -----------


   2 Stock Purchase Agreement, dated as of July 11, 2000, by and among Global Crossing Ltd., Global Crossing North America, Inc. and Citizens Communications Company

   99       Press Release of Global Crossing Ltd., dated July 12, 2000